UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 27, 2008 (August 26, 2008)
The Warnaco Group, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-10857	95-4032739

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 Seventh Avenue, New York, New York	10018

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:     (212) 287-8000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 1.02. Termination of a Material Definitive Agreement
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-10.1: CREDIT AGREEMENT
EX-10.2: GUARANTY
EX-10.3: PLEDGE AND SECURITY AGREEMENT
EX-10.4: CANADIAN CREDIT AGREEMENT
EX-10.5: U.S. LOAN PARTY CANADIAN FACILITY GUARANTY
EX-10.6: GUARANTY
EX-10.7: GENERAL SECURITY AGREEMENT
EX-10.8: GENERAL SECURITY AGREEMENT
EX-10.9: SECURITIES PLEDGE AGREEMENT
EX-10.10: DEED OF HYPOTHEC
EX-10.11: DEED OF HYPOTHEC

Item 1.01. Entry into a Material Definitive Agreement.
     On August 26, 2008, Warnaco Inc. (“Warnaco”), a direct wholly-owned subsidiary of the Registrant, and the Registrant entered into a revolving credit agreement (the “Credit Agreement”) with the lenders and issuers thereunder, Bank of America, N.A. (“Bank of America”), as administrative agent and as collateral agent, Banc of America Securities LLC and Deutsche Bank Securities Inc., as joint lead arrangers, Banc of America Securities LLC, Deutsche Bank Securities Inc. and J.P. Morgan Securities Inc., as joint bookrunners, Deutsche Bank Securities Inc., as sole syndication agent, and HSBC Business Credit (USA) Inc., JPMorgan Chase Bank, N.A. and RBS Business Capital, a division of RBS Asset Finance Inc., as co-documentation agents.
     On August 26, 2008, Warnaco of Canada Company (“Warnaco Canada”), an indirect wholly-owned subsidiary of the Registrant, and the Registrant entered into a revolving credit agreement (the “Canadian Credit Agreement” and, together with the Credit Agreement, the “New Credit Agreements”) with the lenders and issuers thereunder, Bank of America, as administrative agent and as collateral agent, Banc of America Securities LLC and Deutsche Bank Securities Inc., as joint lead arrangers and joint book managers, and Deutsche Bank Securities Inc., as sole syndication agent.
     The New Credit Agreements replace Warnaco’s prior revolving credit facility and term loan, as further described in this Current Report.
     The Credit Agreement provides for a five-year asset based revolving credit facility under which up to $270,000,000 initially will be available. In addition, during the term of the Credit Agreement, Warnaco may make up to three requests for additional credit commitments in an aggregate amount not to exceed $200,000,000.
     The Canadian Credit Agreement provides for a five-year asset based revolving credit facility in an aggregate amount up to U.S. $30,000,000.
     The new credit facilities will be used to refinance existing indebtedness, to issue standby and commercial letters of credit, to finance ongoing working capital and capital expenditure needs and for other general corporate purposes. The new credit facilities mature on August 26, 2013.
     The Credit Agreement has interest rate options that are based on (i) a Base Rate (as defined in the Credit Agreement) plus 0.75% or (ii) a Eurodollar Rate (as defined in the Credit Agreement) plus 1.75%, in each case, on a per annum basis and subject to adjustments based on leverage ratios. There is currently $90,125,000 in loans outstanding under the Credit Agreement. Letters of credit totaling approximately $51,376,683 were outstanding under the prior revolving credit facility at August 26, 2008, and were transferred to, and remain outstanding under, the Credit Agreement. As of August 26, 2008, including the transferred letters of credit, letters of credit have been issued under the Credit Agreement aggregating approximately $65,563,104.
     The Canadian Credit Agreement has interest rate options that are based on (i) the prime rate announced by Bank of America (acting through its Canada branch) plus 0.75% or (ii) a BA Rate (as defined in the Canadian Credit Agreement) plus 1.75%, in each case, on a per annum basis and subject to adjustments based on leverage ratios. The BA Rate is defined as the annual rate of interest quoted by Bank of America (acting through its Canada branch) as its rate of interest for bankers’ acceptances in Canadian dollars for a face amount similar to the amount of the loan and for a term similar to the applicable interest period. There are currently no loans or letters of credit outstanding under the Canadian Credit Agreement.
     The New Credit Agreements contain customary representations, warranties and affirmative covenants. The New Credit Agreements also contain customary negative covenants providing limitations, subject to negotiated carve-outs, on (i) indebtedness, (ii) liens, (iii) significant corporate changes including mergers and acquisitions with third parties, (iv) investments, (v) loans, (vi) advances and guarantees to or for the benefit of third parties, (vii) hedge agreements, (viii) restricted payments (including dividends and stock repurchases), and (ix) transactions with affiliates and certain other restrictive agreements, among others. The New Credit Agreements require that if

Available Credit (as defined in the New Credit Agreements) is less than a Trigger Amount (as defined in the New Credit Agreements), the Fixed Charge Coverage Ratio (as defined in the New Credit Agreements) must be at least 1.1 to 1.0.
     The New Credit Agreements contain customary events of default, such as payment defaults, cross-defaults to other material indebtedness, bankruptcy and insolvency, the occurrence of a defined change of control, or the failure to observe the negative covenants and other covenants related to the operation and conduct of the business of the Registrant and its subsidiaries. Upon an event of default, the lenders will not be obligated to make loans or extensions of credit and may, among other things, terminate their commitments and declare any then outstanding loans due and payable immediately.
     The obligations of Warnaco under the Credit Agreement are guaranteed by the Registrant and its indirect domestic subsidiaries (collectively, the “U.S. Guarantors”) pursuant to a Guaranty dated as of August 26, 2008 (the “U.S. Guaranty”). The obligations of Warnaco Canada under the Canadian Credit Agreement are guaranteed by the Registrant, Warnaco and the U.S. Guarantors pursuant to a Guaranty dated as of August 26, 2008 (the “U.S. Loan Party Canadian Guaranty”), as well as by 4278941 Canada Inc., a Canadian subsidiary of Warnaco Canada, pursuant to a Guaranty dated as of August 26, 2008 (the “Canadian Guaranty”).
     As collateral security for the obligations under the New Credit Agreements and the guarantees thereof, the Registrant, Warnaco and each of the U.S. Guarantors has granted pursuant to a Pledge and Security Agreement to the collateral agent, for the benefit of the lenders and issuing banks, a first priority lien on substantially all of their tangible and intangible assets, including, without limitation, pledges of their equity ownership in domestic subsidiaries and up to 66% of their equity ownership in first-tier foreign subsidiaries, as well as liens on intellectual property rights. As collateral security for the obligations under the Canadian Credit Agreement and the guarantee thereof by Warnaco Canada’s sole subsidiary, Warnaco Canada and its subsidiary have each granted pursuant to General Security Agreements, a Securities Pledge Agreement and Deeds of Hypothec to the collateral agent, for the benefit of the lenders and issuing banks under the Canadian Credit Agreement, a first priority lien on substantially all of their tangible and intangible assets, including, without limitation, pledges of their equity ownership subsidiaries, as well as liens on intellectual property rights.
     A copy of each of the Credit Agreement, the U.S. Guaranty, the Pledge and Security Agreement, the Canadian Credit Agreement, the U.S. Loan Party Canadian Guaranty, the Canadian Guaranty, General Security Agreements, the Securities Pledge Agreement and the Deeds of Hypothec (collectively, the “Designated Agreements”) are attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7, 10.8, 10, 9, 10.10 and 10.11, respectively, and each Designated Agreement is incorporated herein by reference. The description of each Designated Agreement herein is qualified in its entirety by reference to such Designated Agreement.
Item 1.02. Termination of a Material Definitive Agreement.
     On August 26, 2008, Warnaco used the proceeds from the New Credit Agreements to repay in full all amounts due under the prior amended and restated credit agreement (the “Prior Credit Agreement”), entered into in February, 2003 and as amended and/or restated to date, among the Registrant, Warnaco, the lenders and issuers thereunder, Citicorp North America, Inc. (“Citi”), as revolving facility agent, term facility agent and collateral agent, JPMorgan Chase Bank, N.A., as syndication agent, and Bank of America, NA, The CIT Group/Commercial Services, Inc. and Wachovia Capital Finance Corporation (Central) f/k/a Congress Financial Corporation (Central), in each case, as co-documentation agents.
     The Prior Credit Agreement, as amended and/or restated to date, provided for a four-year term loan facility maturing on January 31, 2013, and a revolving loan credit facility maturing on February 3, 2009. The Prior Credit Agreement had interest rate options based on (i) a Base Rate (as defined in the Prior Credit Agreement) plus 0.50% or (ii) a Eurodollar Rate (as defined in the Prior Credit Agreement) plus 1.50%, in each case, on a per annum basis and subject to adjustments based on leverage ratios. The Prior Credit Agreement also contained customary representations, warranties and covenants similar to those contained in the New Credit Agreements.
     The obligations of Warnaco under the Prior Credit Agreement were guaranteed by the Registrant and certain of the domestic subsidiaries of the Registrant (the “Prior Guarantors”) pursuant to a Guaranty in favor of Citi, as administrative agent. As collateral security for Warnaco’s obligations under the Prior Credit Agreement and their guarantees thereof, Warnaco, the Registrant and the Prior Guarantors granted to Citi, as administrative agent, for the benefit of the lenders and issuing banks under the Prior Credit Agreement, a first priority lien on substantially all of their tangible and intangible assets.
     There were $105,950,000 in loans outstanding under the of the Prior Credit Agreement as of August 26, 2008. Upon the repayment of the Prior Credit Agreement, letters of credit aggregating approximately $51,376,683 were transferred to the New Credit Agreements and the Prior Credit Agreement was terminated along with all guarantees, mortgages, liens and security interests in connection therewith.
     The summary of the Prior Credit Agreement herein is qualified in its entirety by reference to the Prior Credit Agreement, which is incorporated by reference to Exhibit 10.1 to the Registrant’s Form 8-K/A filed February 15, 2006, and Amendment No. 1 to the Prior Credit Agreement filed as Exhibit 10.2 to the Quarterly Report on Form 10-Q filed by the Registrant on November 9, 2006 and Amendment No. 2 to the Prior Credit Agreement filed as Exhibit 10.7 to the Annual Report on Form 10-K filed by the Registrant on February 27, 2008.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     See discussion relating to the Credit Agreement in Item 1.01 of this Current Report.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits

10.1	Credit Agreement, dated as of August 26, 2008, among Warnaco Inc., a Delaware corporation, The Warnaco Group, Inc., a Delaware corporation, the lenders and issuers party thereto, Bank of America, N.A., as administrative agent for the revolving credit facility and as collateral agent for the lenders and the issuers party thereto, Banc of America Securities LLC and Deutsche Bank Securities Inc., as joint lead arrangers, Banc of America Securities LLC, Deutsche Bank Securities Inc. and J.P. Morgan Securities Inc., as joint bookrunners, Deutsche Bank Securities Inc., as sole syndication agent for the lenders and the issuers party thereto, and HSBC Business Credit (USA) Inc., JPMorgan Chase Bank, N.A. and RBS Business Capital, a division of RBS Asset Finance Inc., each as a co-documentation agent for the lenders and issuers.

10.2	Guaranty, dated as of August 26, 2008, by The Warnaco Group, Inc., a Delaware corporation, and each of the other entities listed on the signature pages thereof or that becomes a party thereto, in favor of Bank of America, N.A., as administrative agent for the revolving credit facility and as collateral agent for the lenders and issuers party thereto, and the issuers and lenders party thereto.

10.3	Pledge and Security Agreement, dated as of August 26, 2008, by the Registrant, Warnaco Inc., a Delaware corporation, and each of the other entities listed on the signature pages thereto or that becomes a party thereto, in favor of Bank of America, N.A., as collateral agent for the secured parties thereunder.

10.4	Canadian Credit Agreement, dated as of August 26, 2008, among Warnaco of Canada Company, a Nova Scotia unlimited liability company, The Warnaco Group, Inc., a Delaware corporation, the lenders and issuers party thereto, Bank of America, N.A., as administrative agent for the revolving credit facility and as collateral agent for the lenders and the issuers party thereto, Banc of America Securities LLC and Deutsche Bank Securities Inc., as joint lead arrangers and joint book managers, and Deutsche Bank

Securities Inc., as sole syndication agent for the lenders and the issuers party thereto.

10.5	U.S. Loan Party Canadian Facility Guaranty, dated as of August 26, 2008, by The Warnaco Group, Inc., a Delaware corporation, Warnaco Inc., a Delaware corporation, and each of the other entities listed on the signature pages thereto or that becomes a party thereto, in favor of, Bank of America, N.A. as administrative agent for the revolving credit facility and as collateral agent for the lenders and issuers party thereto, and the issuers and lenders party thereto.

10.6	Guaranty, dated as of August 26, 2008 by 4278941 Canada Inc., a corporation formed under the laws of Canada in favor of Bank of America, N.A. as lender (acting through its Canada branch) and as collateral agent, for itself and on behalf of the secured parties.

10.7	General Security Agreement, dated as of August 26, 2008, granted by Warnaco of Canada Company, a Nova Scotia unlimited liability company, to Bank of America, N.A.

10.8	General Security Agreement, dated as of August 26, 2008, granted by 4278941 Canada Inc., a company duly constituted under the laws of Canada, to Bank of America, N.A.

10.9	Securities Pledge Agreement, dated as of August 26, 2008 made by Warnaco of Canada Company, a Nova Scotia unlimited liability company, to and in favour of Bank of America, N.A. as collateral agent.

10.10	Deed of Hypothec, dated as of August 26, 2008, between Warnaco of Canada Company, a Nova Scotia unlimited liability company, and Bank of America, N.A.

10.11	Deed of Hypothec, dated as of August 26, 2008, between 4278941 Canada Inc., a company duly constituted under the laws of Canada, and Bank of America, N.A.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WARNACO GROUP, INC.

Date: August 27, 2008	By:		/s/ Lawrence R. Rutkowski

		Name:	Lawrence R. Rutkowski
		Title:	Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

10.1	Credit Agreement, dated as of August 26, 2008, among Warnaco Inc., a Delaware corporation, The Warnaco Group, Inc., a Delaware corporation, the lenders and issuers party thereto, Bank of America, N.A., as administrative agent for the revolving credit facility and as collateral agent for the lenders and the issuers party thereto, Banc of America Securities LLC and Deutsche Bank Securities Inc., as joint lead arrangers, Banc of America Securities LLC, Deutsche Bank Securities Inc. and J.P. Morgan Securities Inc., as joint bookrunners, Deutsche Bank Securities Inc., as sole syndication agent for the lenders and the issuers party thereto, and HSBC Business Credit (USA) Inc., JPMorgan Chase Bank, N.A. and RBS Business Capital, a division of RBS Asset Finance Inc., each as a co-documentation agent for the lenders and issuers.

10.2	Guaranty, dated as of August 26, 2008, by The Warnaco Group, Inc., a Delaware corporation, and each of the other entities listed on the signature pages thereof or that becomes a party thereto, in favor of Bank of America, N.A., as administrative agent for the revolving credit facility and as collateral agent for the lenders and issuers party thereto, and the issuers and lenders party thereto.

10.3	Pledge and Security Agreement, dated as of August 26, 2008, by the Registrant, Warnaco Inc., a Delaware corporation, and each of the other entities listed on the signature pages thereto or that becomes a party thereto, in favor of Bank of America, N.A., as collateral agent for the secured parties thereunder.

10.4	Canadian Credit Agreement, dated as of August 26, 2008, among Warnaco of Canada Company, a Nova Scotia unlimited liability company, The Warnaco Group, Inc., a Delaware corporation, the lenders and issuers party thereto, Bank of America, N.A., as administrative agent for the revolving credit facility and as collateral agent for the lenders and the issuers party thereto, Banc of America Securities LLC and Deutsche Bank Securities Inc., as joint lead arrangers and joint book managers, and Deutsche Bank Securities Inc., as sole syndication agent for the lenders and the issuers party thereto.

10.5	U.S. Loan Party Canadian Facility Guaranty, dated as of August 26, 2008, by The Warnaco Group, Inc., a Delaware corporation, Warnaco Inc., a Delaware corporation, and each of the other entities listed on the signature pages thereto or that becomes a party thereto, in favor of, Bank of America, N.A. as administrative agent for the revolving credit facility and as collateral agent for the lenders and issuers party thereto, and the issuers and lenders party thereto.

10.6	Guaranty, dated as of August 26, 2008 by 4278941 Canada Inc., a corporation formed under the laws of Canada in favor of Bank of America, N.A. as lender (acting through its Canada branch) and as collateral agent, for itself and on behalf of the secured parties.

10.7	General Security Agreement, dated as of August 26, 2008, granted by Warnaco of Canada Company, a Nova Scotia unlimited liability company, to Bank of America, N.A.

10.8	General Security Agreement, dated as of August 26, 2008, granted by 4278941 Canada Inc., a company duly constituted under the laws of Canada, to Bank of America, N.A.

10.9	Securities Pledge Agreement, dated as of August 26, 2008 made by Warnaco of Canada Company, a Nova Scotia unlimited liability company, to and in favour of Bank of America, N.A. as collateral agent.

10.10	Deed of Hypothec, dated as of August 26, 2008, between Warnaco of Canada Company, a Nova Scotia unlimited liability company, and Bank of America, N.A.

10.11	Deed of Hypothec, dated as of August 26, 2008, between 4278941 Canada Inc., a company duly constituted under the laws of Canada, and Bank of America, N.A.